UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	December 20, 2007

FIVE STAR PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-25869	13-3729186
(Commission File Number)	(IRS Employer Identification No.)

10 East 40th Street, Suite 3110, New York, NY	10016
(Address of Principal Executive Offices)	(Zip Code)

(646) 742−1600
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2007, at the 2007 Annual Meeting of Stockholders of Five Star Products, Inc. (the “Company”), the Company’s stockholders approved the adoption of the Company’s 2007 Incentive Stock Plan (the “2007 Plan”).  The Company’s Board of Directors had approved and adopted the 2007 Plan on March 1, 2007, subject to stockholder approval.

The stockholders’ approval of the 2007 Plan also constituted approval of the grant under such plan of 1,000,000 restricted shares of Company common stock to John C. Belknap, the Company’s Chief Executive Officer, pursuant to the Restricted Stock Agreement, dated March 2, 2007, between the Company and Mr. Belknap (the “Belknap Agreement”).  The vesting of the restricted stock granted to Mr. Belknap is subject to the terms and conditions of the Belknap Agreement and the 2007 Plan, as disclosed in the second and third paragraphs under the section titled “Appointment of John Belknap as Officer and Director; Compensatory Arrangements with John Belknap” under Item 5.02 of the Current Report on Form 8-K filed by the Company on March 7, 2007 (the “March 2007 8-K”) and in the second paragraph under the section titled “Overview of Material Agreements with Our Named Executive Officers and Other Officers – Agreement with John C. Belknap” in the Company’s Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on November 16, 2007, each of which paragraphs is incorporated herein by reference.  The Belknap Agreement is incorporated herein by reference to Exhibit 10.7 to the March 2007 8-K.

The stockholders’ approval of the 2007 Plan further constituted approval of the following grants of options under such plan to purchase Company common stock made by the Board of Directors to Bruce Sherman, the Executive Vice President of the Company, Ira J. Sobotko, the Senior Vice President, Finance, of the Company, and Charles Dawson, the Executive Vice President of the Company’s subsidiary, Five Star Group, Inc.:

•	400,000 options to Mr. Sherman, pursuant to the Stock Option Agreement, dated March 1, 2007, between the Company and Mr. Sherman (the “Sherman Agreement”);

•	125,000 options to Mr. Sobotko, pursuant to the Stock Option Agreement, dated July 17, 2007, between the Company and Mr. Sobotko (the “Sobotko Agreement”); and

•	125,000 options to Mr. Dawson, pursuant to the Stock Option Agreement, dated March 1, 2007, between the Company and Mr. Dawson (the “Dawson Agreement”).

The vesting of the options granted to each of Messrs. Sherman, Sobotko and Dawson is subject to the terms and conditions of their respective stock option agreements, as well as to the terms and conditions of the 2007 Plan, as disclosed (i) in the second and third paragraphs under the section titled “Compensatory Arrangements with Certain Other Officers – Bruce Sherman” under Item 5.02 of the March 2007 8-K, (ii) under the section titled “Compensatory Arrangements with Certain Other Officers – Charles Dawson” under Item 5.02 of the March 2007 8-K, (iii) under Item 5.02 of the Current Report on Form 8-K filed by the Company on July 23, 2007 and (iv) in the paragraphs discussing such stock option agreements under the sections titled “Overview of Material Agreements with Our Named Executive Officers and Other Officers – Agreement with Bruce Sherman,” “Overview of Material Agreements with Our Named Executive Officers and Other Officers – Agreement with Ira J. Sobotko,” and “Overview of Material Agreements with Our Named Executive Officers and Other Officers – Agreement with Charles Dawson” in the Proxy Statement, each of which paragraphs, sections or Items is incorporated herein by reference.  The Sherman Agreement is incorporated herein by reference to Exhibit 10.11 to the March 2007 8-K.  The Sobotko Agreement is incorporated herein by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q filed by National Patent Development Corporation, the Company’s parent (“NPDC”), with the SEC on November 14, 2007.  The Dawson Agreement is incorporated herein by reference to Exhibit 10.12 to the March 2007 8-K.

Under the 2007 Plan, the Company may grant awards of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, stock units, performance shares, performance units, and other incentives payable in cash or in shares of the Company’s common stock to officers, employees or members of the Board of Directors of the Company and its subsidiaries.  The Company is authorized to grant an aggregate of 2,500,000 shares of its common stock under the 2007 Plan.  The Company may issue new shares or use shares held in treasury to deliver shares for equity grants or upon exercise of non-qualified stock options.

The description of the 2007 Plan is qualified by reference to such plan, which is incorporated herein by reference to Appendix A to the Proxy Statement.

Also on December 20, 2007, at the 2007 Annual Meeting of Stockholders of NPDC, NPDC’s stockholders approved an amendment of NPDC’s 2003 Incentive Stock Plan (the “Amended 2003 Plan”) that also constituted approval of a grant of options under such plan to purchase NPDC common stock made to Mr. Belknap.  NPDC’s Board of Directors had approved and adopted the Amended 2003 Plan on March 1, 2007, subject to stockholder approval.  Pursuant to the Non-Qualified Stock Option Agreement, dated March 1, 2007, between NPDC and Mr. Belknap, the Board of Directors of NPDC awarded 400,000 options to Mr. Belknap under the Amended 2003 Plan.  At the time of the award, the amount of shares available for issuance under the Amended 2003 Plan was not sufficient to permit the exercise of the award.  Therefore, 181,240 options were subject to stockholder approval of Amended 2003 Plan.  The terms and conditions of this award are disclosed in the second paragraph of the section titled “Transactions with John Belknap” under Item 5.02 of, and in Exhibit 10.10 to, the Current Report on Form 8-K filed by NPDC with the SEC on March 7, 2007, which paragraph and exhibit are incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Five Star Products, Inc. 2007 Incentive Stock Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement filed by the Company with the SEC on November 16, 2007)

10.2
Restricted Stock Agreement, dated March 2, 2007, between the Company and John C. Belknap (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed by the Company with the SEC on March 7, 2007)

10.3
Stock Option Agreement, dated March 1, 2007, between the Company and Bruce Sherman (incorporated by reference to Exhibit 10.11 to the Current Report on Form 8-K filed by the Company with the SEC on March 7, 2007)

10.4
Stock Option Agreement, dated July 17, 2007, between the Company and Ira J. Sobotko (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q filed by National Patent Development Corporation with the SEC on November 14, 2007)

10.5
Stock Option Agreement, dated March 1, 2007, between the Company and Charles Dawson (incorporated by reference to Exhibit 10.12 to the Current Report on Form 8-K filed by the Company with the SEC on March 7, 2007)

10.6
Non-Qualified Stock Option Agreement, dated March 1, 2007, between National Patent Development Corporation and John C. Belknap (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed by National Patent Development Corporation with the SEC on March 7, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR PRODUCTS, INC.

Date: December 27, 2007	By:	/s/ IRA J. SOBOTKO
Name: Ira J. Sobotko
Title: Senior Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Title

10.1	Five Star Products, Inc. 2007 Incentive Stock Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement filed by the Company with the SEC on November 16, 2007)

10.2
Restricted Stock Agreement, dated March 2, 2007, between the Company and John C. Belknap (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed by the Company with the SEC on March 7, 2007)

10.3
Stock Option Agreement, dated March 1, 2007, between the Company and Bruce Sherman (incorporated by reference to Exhibit 10.11 to the Current Report on Form 8-K filed by the Company with the SEC on March 7, 2007)

10.4
Stock Option Agreement, dated July 17, 2007, between the Company and Ira J. Sobotko (incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q filed by National Patent Development Corporation with the SEC on November 14, 2007)

10.5
Stock Option Agreement, dated March 1, 2007, between the Company and Charles Dawson (incorporated by reference to Exhibit 10.12 to the Current Report on Form 8-K filed by the Company with the SEC on March 7, 2007)

10.6
Non-Qualified Stock Option Agreement, dated March 1, 2007, between National Patent Development Corporation and John C. Belknap (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed by National Patent Development Corporation with the SEC on March 7, 2007)